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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS


        We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-43841) and Registration Statement (Form S-8
No. 33-27213) of our report dated September 7, 1995 with respect to the consolidated financial statements of Comprehensive Care Corporation and subsidiaries for the year ended May 31, 1995, included in the Annual Report (Form 10-K/A, No. 4) for the year ended May 31, 1995.


                                        /s/ ERNST & YOUNG LLP
                                        -------------------------------
                                            ERNST & YOUNG LLP


Orange County, California
August 8, 1996